UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                       SCHEDULE 14C INFORMATION STATEMENT

Reg.ss.240.14c-101

Information Statement Pursuant to Section 14(c) of the Securities Exchange Act of 1934

Check the appropriate box:
[_]  Preliminary Information Statement
[_] Confidential, for Use of the Commission Only (as permitted by Rule 14c-5(d)(2))
[X]  Definitive Information Statement

                           NEWMARKET TECHNOLOGY, INC.
                           --------------------------
                (Name of Registrant as Specified In Its Charter)

                                 Not Applicable
                               ------------------
 (Name of Person(s) Filing Information Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[X]  No fee required.

[_]  Fee computed on table below per Exchange Act Rules 14c-5(g) and 0-11.

         (1) Title of each class of securities to which transaction applies:

         (2) Aggregate number of securities to which transaction applies:

         (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

         (4) Proposed maximum aggregate value of transaction:

         (5) Total fee paid:

[_] Fee paid previously with preliminary materials.
[_] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.
         (1) Amount Previously Paid:
         (2) Form, Schedule or Registration Statement No.:
         (3) Filing Party:
         (4) Date Filed:

                           NEWMARKET TECHNOLOGY, INC.
                         14860 Montfort Drive, Suite 210
                                Dallas, TX 75254

                         NOTICE OF ACTION TO BE TAKEN BY
                                THE SHAREHOLDERS

                                   June 20, 2009

To The Shareholders of NewMarket Technology, Inc.

     ES Horizons, Inc. (the "Majority Shareholder") is the holder of Series K Super Majority Voting Preferred Stock which allows Series K shares to always vote equal to 51% of the common shares of the total issued and outstanding stock of NewMarket Technology, Inc., a Nevada corporation (the "Company"), which for purposes of this Informqation Statement is deemed to be 287,665,241 common shares The Majority Shareholder has adopted the following resolutions by written consent in lieu of a meeting pursuant to the Nevada Revised Statutes.

o To authorize a reverse split of the common stock issued and outstanding on a one new share for twenty old shares basis. Fractional shares will be rounded up to the next whole share. (Requires an amendment to the Articles of Incorporation).


                      Philip Rauch, Chief Financial Officer



             WE ARE NOT ASKING YOU FOR A CONSENT OR A PROXY, AND YOU
                      ARE NOT REQUESTED TO SEND US A PROXY.


                        INTERNET ACCESS OF SCHEDULE 14C

        A copy of this Schedule 14C Information Statement and the Company's Form 10-K annual report and its Form 10-Q quarterly reports can be accessed through Company's website at http://www.newmarkettechnology.com/investor-relations.htm.
                     ---------------------------------------------------------

                           NEWMARKET TECHNOLOGY, INC.
                         14860 Montfort Drive, Suite 210
                                Dallas, TX 75254

                                   June 20, 2009


                          SHAREHOLDERS NOTICE OF ACTION

     The Majority Shareholder of NewMarket Technology, Inc. submitted its written consent to the shareholder resolution described in this Information Statement on or about May 29, 2009, to be effective on or about July 25, 2009. As of May 29, 2009, the Majority Shareholder holds of record 5,000 shares of the Company's Series K Preferred Super Majority Voting Stock (voting equivalent to 51% of common shares) allowing Series K Preferred to always vote as a majority of the total issued and outstanding common stock of the Company. The remaining outstanding shares of common stock are held by several thousand other shareholders.

         The Majority Shareholder is ES Horizons, Inc. by virtue of its Series K Preferred Super Majority Voting Stock.

     Holders of the common stock of record as of May 29, 2009 are entitled to submit their consent to the shareholder resolutions described in this Information Statement, although no shareholder consents other than that of the Majority Shareholder is required to be submitted in order for the resolution to be adopted. The Company is not soliciting consents or proxies and shareholders have no obligation to submit either of them. Whether or not shareholders submit consents should not affect their rights as shareholders or the prospects of the proposed shareholder resolutions being adopted. The Majority Shareholder has consented to all of the shareholder resolutions described in this Information Statement by a written consent. Other shareholders who desire to submit their consents must do so by July 25, 2009 and once submitted will not be revocable. The affirmative vote of the holders of a majority of the outstanding common stock of the Company is required to adopt the resolutions described in this Information Statement. Nevada law does not require that the proposed transaction be approved by a majority of the disinterested shareholders. A total of 5,000 shares of the Company's Series K Super Majority Preferred Shares (voting equivalent to 51% of common shares constituting voting equivalent of 287,665,241 shares of common stock) and 276,384,251, shares of outstanding common stock, were entitled to vote on the Company's proposed actions described in this Information Statement. For purposes of the written consent to action on the proposals, it is deemed that the Series K Preferred Super Majority Voting shareholders voted 287,665,241 shares in favor of proposals.

                          THE COMPANY AND THE PROPOSALS

         The Company has its executive offices at 14860 Montfort Drive, Suite 210, Dallas, TX 75254, and its telephone number is (972) 386-3372.

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

     Additional information regarding the Company, its business, its stock, and its financial condition are included in the Company's Form 10-K annual report and its Form 10-Q quarterly reports. Copies of the Company's Form 10-Q for its quarter ending March 31, 2009, as well as the Company's Form 10-K for December 31, 2008 are available upon request to: Philip Verges, President, NewMarket Technology, Inc., 14860 Montfort Drive, Suite 210, Dallas, TX 75254.

           PROPOSALS ADOPTED BY SHAREHOLDER ACTION BY WRITTEN CONSENT

--------------------------------------------------------------------------------

                                   PROPOSAL #1

To authorize a reverse split of the common stock issued and outstanding on a one new share for twenty old shares basis. Fractional shares will be rounded up to the next whole share. (Requires an amendment to the Articles of Incorporation.)

--------------------------------------------------------------------------------


     Our Majority Shareholder has approved a pro-rata reverse split of our common stock, by which up to each twenty shares would become one share. Fractional shares will be rounded up to the next whole share. The effective date of the reverse split will be approximately twenty to forty five days following the date of the mailing of this Information Statement. This is not a "going private" transaction, and no shareholders will be reduced to less than one share. This requires an Amendment to the Articles of Incorporation to accomplish the reverse split.

         We believe the recent per share price of the common stock has had a negative effect on the marketability of the existing shares, the amount and percentage of transaction costs paid by individual stockholders, and it impairs the potential ability of the Company to raise capital by issuing new shares due to the low price.

         We believe that the reverse split will be advantageous to us and to all shareholders, because it may provide the opportunity for higher share prices based upon fewer shares. It is also a factor that most brokerage houses do not permit or favor lower-priced stocks to be used as collateral for margin accounts. Certain policies and practices of the securities industry may tend to discourage individual brokers within those firms from dealing in lower-priced stocks. Some of those policies and practices involve time-consuming procedures that make the handling of lower priced stocks economically unattractive. The brokerage commissions on the purchase or sale of lower priced stocks may also represent a higher percentage of the price than the brokerage commission on higher priced stocks.

         Shareholders should note that, after the reverse split, the number of our authorized shares will remain unchanged, while the number of issued and outstanding shares of our Company will be reduced by the factor of the reverse, i.e. one for twenty shares. It is important to realize that the issuance of additional shares is in the discretion of the Board of Directors, in their best business judgment, and our shareholders will have no right to vote on future issuances of shares except in the event of a merger under Nevada law. This means

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

that, effectively, our shareholders will have no ability or capacity to prevent dilution by the issuance of substantial amounts of additional shares for consideration that could be considerably less than what our existing shareholders paid for their shares. In many events, control of our Company could effectively be changed by issuances of shares without shareholder approval.

         We have no plans as of date hereof, to issue any newly available shares. There are no pending private offerings of shares, nor are there any pending acquisitions for which shares may be contemplated to be issued.

         As a general rule, potential investors who might consider making investments in our Company will refuse to do so when the Company has a large number of shares issued and outstanding with no equity. In other words, the "dilution" which new investors would suffer would discourage them from investing, as general rule of experience. A reduction in the total outstanding shares may, without any assurance, make our capitalization structure more attractive.

         While our acceptability for ultimate listing on one of the NASDAQ markets or an exchange is presently remote, we believe that it is in the interests of our Company to adjust our capital structure in the direction of conformity with the NASDAQ structural requirements. At the current date, even with the proposed changes we would not meet NASDAQ criteria. NASDAQ requirements change constantly. There is no assurance that the proposed changes will meet
NASDAQ requirements or any other exchange when, and if, we are otherwise qualified. There is no assurance that we will qualify for NASDAQ.

         Once the reverse split has occurred, Management believes the Company may then be better structured to seek equity financing, because investors shy away from the very high dilution which would occur if an investment were made in the current structure. There is no assurance that the Company will have any success in seeking equity financing.

Future Dilutive Transactions

         It is emphasized that management of the Company may effect transactions having a potentially adverse impact upon the Company's stockholders pursuant to the authority and discretion of the Company's management to complete share issuances without submitting any proposal to the stockholders for their consideration. Holders of the Company's securities should not anticipate that the Company necessarily will furnish such holders with any documentation concerning the proposed issuance prior to any share issuances. All determinations (except in some cases involving a merger where the number of shares of common stock of the Company issued will equal more than 20% of the issued and outstanding shares of common stock of the Company prior to the transaction) involving share issuances are in the discretion and business judgment of the Board of Directors in their exercise of fiduciary responsibility, but require a determination by the Board that the shares are being issued for fair and adequate consideration.

         The issuance of additional shares in future transactions will allow, the following types of actions or events to occur without the current stockholders being able to effectively prevent such actions or events:

     1. Dilution may occur due to the issuance of additional shares. The percentage ownership of the Company by the existing shareholders may be diluted from 100% now, after the reverse split to as little as 1%.

     2. Control of the Company by stockholders may change due to new issuances.

     3. The election of the Board of Directors will be dominated by new large stockholders, effectively blocking current stockholders from electing directors.

     4. Business plans and operations may change.

     5. Mergers, acquisitions, or divestitures may occur which are approved by the holders of the newly issued shares.

         In the future event that the Board continues to issue shares for capital, services, or acquisitions, the present management and stockholders of the Company most likely will not have control of a majority of the voting shares of the Company. It is likely that the Company may acquire other compatible business opportunities through the issuance of common stock of the Company. Although the terms of any such transaction cannot be predicted, this could result in substantial additional dilution in the equity of those who were stockholders of the Company prior to such issuance. There is no assurance that any future issuance of shares will be approved at a price or value equal to or greater than the price which a prior stockholder has paid, or at a price greater than the then current market price. Typically, unregistered shares are issued at less than market price due to their illiquidity and restricted nature as a result of, among other things, the extended holding period and sales limitations which such shares are subject to.

              TABLE SHOWING EFFECT OF REVERSE SPLIT TWENTY FOR ONE

Shares Pre-Reverse                                          Post-Reverse shares

20                                                          1
40                                                          2
60                                                          3
80                                                          4
100                                                         5
500                                                         25
1,000                                                       50
2,000                                                       100
3,000                                                       150
4,000                                                       200
5,000                                                       250

Shares Pre-Reverse                                         Post-Reverse shares

10,000                                                     500
20,000                                                     1,000
50,000                                                     2,500
100,000                                                    5,000

         There is no assurance that any effect of the price of our stock will result, or that the market price for our common stock, immediately or shortly after the proposed changes, if approved, will rise, or that any rise which may occur will be sustained. Market conditions obey their own changes in investor attitudes and external conditions. We are proposing the steps we deem the best calculation to meet the market attractively. However, we cannot control the markets reaction.

         Dissenting shareholders have no appraisal rights under Nevada law or pursuant to our constituent documents of incorporation or bylaws, in connection with the proposed reverse split.

         Fractional Shares. Fractional shares will be rounded up to the next whole share.

         The reverse stock split may leave certain stockholders with one or more "odd lots" of new common stock, i.e., stock in amounts of less than 100 shares. These odd lots may be more difficult to sell or require greater transaction cost per share to sell than shares in even multiples of 100. There are frequently situations where transaction costs for odd lots in penny stocks exceed the net proceeds realized from a sale of the odd lot, effectively rendering the odd lot valueless to the holder.

--------------------------------------------------------------------------------

                             MANAGEMENT INFORMATION

Biographical Information on Officers and Directors and Significant Employees

         PHILIP VERGES, Chief Executive Officer and Chairman of NewMarket Technology, Inc., previously managed VTI since its inception. Mr. Verges is an experienced executive manager, with a track record in both telecommunications and high technology. Mr. Verges is a 1988 graduate of the United States Military Academy. His studies at West Point centered on national security. Accelerated for early promotion, Mr. Verges served with distinction as a U.S. Army Captain in a wide variety of important engagements to include research and development of counterterrorism communication technologies and practices. Mr. Verges' early career after the Army includes time in the Computer Sciences Research and Development Department of General Motors as well as experience teaching systems engineering methodology and programming to Electronic Data Systems ("EDS") employees from 1991 to 1995. Mr. Verges' first business start-up experience was at EDS in a new division concentrating on call center technology in financial institutions. Later in 1995, he added to his start-up experience at a $30 million technology services business with the responsibility to open a new geographic region with a Greenfield operation. Mr. Verges founded VTI in 1997.

         PHILIP J. RAUCH, Chief Financial Officer, brings substantial financial and corporate development talent and experience to the Company. Mr. Rauch holds a Bachelor of Science in Economics degree with honors from the University of Pennsylvania Wharton School of Business with a concentration in finance and accounting. Since February 2004, Mr. Rauch has been the Chief Operating and Financial Officer of Defense Technology Systems, Inc. Beginning in 1997, Mr. Rauch served in a senior capacity at AboveNet, Inc. (formerly Metromedia Fiber Network, Inc.) as Vice President, Business Operations, and later as Controller. From 1993 to 1997, Mr. Rauch was Vice President and Chief Financial Officer of Columbus Construction, a heavy construction company with several plant facilities. He is currently a member of the American Management Association.

         BRUCE NOLLER, Director, is currently the President of Managed Services for NewMarket Technology, Inc., Mr. Noller brings to the Board over 25 years of financial, operational and marketing experience. Mr. Noller was formerly the President of Noller and Associates, Inc. Before he founded his own firm in 1994, he served as Vice President for Integrated Control Systems, a worldwide management consulting firm. During that time, Mr. Noller proposed and oversaw engagements with a variety of industries including healthcare, distribution, manufacturing, retail, banking, insurance, mining and telecommunications. Mr. Noller has international management consulting experience in Singapore, Malaysia, China, Canada, Latin America and Europe.

         HUGH G. ROBINSON, Director, is the former Chairman and Board Member of the Federal Reserve Bank of Dallas and served as an officer in the United States Army retiring with the rank of Major General. Mr. Robinson is currently a member of the Board of Directors of CarMax, Inc., Aleris International, Inc.and a member of the Advisory Board of TXU Corp. Mr. Robinson is a graduate of the U.S. Military Academy at West Point, New York and earned a Master's Degree in Civil Engineering at Massachusetts Institute of Technology (MIT). He received an honorary Doctor of Laws degree from Williams College and attended the Harvard Management Program for Executives. Mr. Robinson's military career included a number of prestigious posts that included aide de camp to President Lyndon B. Johnson. After retiring from the military, Robinson joined The Southland Corporation as vice president and president of Cityplace Development
Corporation, a subsidiary of Southland. From 1989 through 2002, Mr. Robinson served as Chairman and Chief Executive Officer of The Tetra Group, Inc., a Dallas construction management company with divisions in Minority Business Development and affordable housing. Mr. Robinson serves on the Board of Directors of the North Texas Public Broadcasting Co., Inc., the LBJ Foundation, Inc., and the Better Business Bureau. He is a member of the Dallas Citizens Council, the National Society of Professional Engineers, the Greater Dallas Chamber and the Dallas Black Chamber.

         JAMES MANDEL, Director, has been the Chief Executive Officer and a Director of Multiband Corporation since October 1, 1998. From October 1991 to October 1996, he was Vice President of Systems for Grand Casinos, Inc., where his duties included managing the design, development, installation and on-going maintenance for the 2,000 room, $507 million Stratosphere Hotel, Casino and Tower in Las Vegas. Mr. Mandel also managed the systems development of Grand Casino Mille Lacs, in Onamia, Minnesota, Grand Casino Hinckley in Hinckley, Minnesota and six other casinos nationwide. He also serves as Chairman of the Board of CorVu Corporation and is a trustee of the Boys and Girls Club of Minneapolis.


                             EXECUTIVE COMPENSATION

         The following table sets forth certain information concerning compensation paid by the Company to the Chief Executive Officer ("CEO"), the Chief Financial Officer ("CFO") and any other executive officer whose total annual salary and bonus exceeded $100,000 for the fiscal years ended December 31, 2008, 2007, and 2006 (the "Named Executive Officers"):

The following table sets forth certain information concerning compensation paid by the Company to the President and the Company's two most highly compensated executive officers for the fiscal year ended December 31, 2008, 2007, and 2006 (the "Named Executive Officers"):


                                   Summary Compensation Table
                                           (Executive)

                                                                Non-equity     Nonqualified
                                                                incentive        deferred
                                            Stock    Option        plan        compensation     All other
                          Salary    Bonus   awards   awards    compensation      earnings      compensation     Total
Name & Position  Year      ($)       ($)      ($)      ($)         ($)             ($)             ($)           ($)
---------------- ------ ----------- ------- -------- -------- --------------- --------------- --------------- ----------

Philip J.        2006    $188,000     $-     $ -0-    $ -0-       $ -0-            $-0-            $-0-       $188,000
Rauch, CFO       2007    $200,000     $-     $ -0-    $ -0-       $ -0-            $-0-            $-0-       $200,000
                 2008    $200,000     $-     $ -0-    $ -0-       $ -0-            $-0-            $-0-       $200,000
---------------- ------ ----------- ------- -------- -------- --------------- --------------- --------------- ----------
Philip Verges,   2006    $200,000     $-     $ -0-    $ -0-       $ -0-           $ -0-           $ -0-       $200,000
CEO & Director   2007    $225,000     $-     $ -0-    $ -0-       $ -0-           $ -0-           $ -0-       $225,000
                 2008    $250,000     $-     $ -0-    $ -0-       $ -0-           $ -0-           $ -0-       $250,000


                  Outstanding Equity Awards at Fiscal Year End

         The following table sets forth certain information concerning outstanding equity awards held by the President and the Company's two most highly compensated executive officers for the fiscal year ended December 31, 2008 the "Named Executive Officers"):


                                   Option Awards Stock awards
                                                                                                            Equity
                                                                                                            incentive
                                        Equity                                                              plan
                                        incentive                                                Equity     awards:
                                        plan                                                     incentive  Market
                                        awards:                                                  plan       or
               Number of    Number of   Number of                          Number     Market     awards:    payout
               securities  securities   securities                         of         value of   Number     value of
               underlying  underlying   underlying                         shares     shares     of         unearned
               unexercised unexercised  unexercised Option     Option      or units   of units   unearned   shares,
               options       options    unearned    exercise   expiration  of stock   of stock   shares,    units or
    Name       (#)             (#)       options      price       date     that       that       units or   others
               exercisable unexercisable   (#)         ($)                 have not   have not   other      rights
                                                                            vested     vested    rights     that
                                                                              (#)        ($)     that       have not
                                                                                                 have not    vested
                                                                                                 vested        ($)
                                                                                                   (#)
-------------- ----------- ------------ ----------- ---------- ----------- ---------- ---------- ---------- ----------


Philip J.         -0-          -0-         -0-        $ -0-        -          -0-       $ -0-       -0-        -0-
Rauch, CFO
& Director
-------------- ----------- ------------ ----------- ---------- ----------- ---------- ---------- ---------- ----------

                                       9

                                                                                                            Equity
                                                                                                            incentive
                                        Equity                                                              plan
                                        incentive                                                Equity     awards:
                                        plan                                                     incentive  Market
                                        awards:                                                  plan       or
               Number of    Number of   Number of                          Number     Market     awards:    payout
               securities  securities   securities                         of         value of   Number     value of
               underlying  underlying   underlying                         shares     shares     of         unearned
               unexercised unexercised  unexercised Option     Option      or units   of units   unearned   shares,
               options       options    unearned    exercise   expiration  of stock   of stock   shares,    units or
    Name       (#)             (#)       options      price       date     that       that       units or   others
               exercisable unexercisable   (#)         ($)                 have not   have not   other      rights
                                                                            vested     vested    rights     that
                                                                              (#)        ($)     that       have not
                                                                                                 have not    vested
                                                                                                 vested        ($)
                                                                                                   (#)
-------------- ----------- ------------ ----------- ---------- ----------- ---------- ---------- ---------- ----------
Philip Verges,    -0-          -0-         -0-        $ -0-        -          -0-       $ -0-       -0-        -0-
CEO &
Director

         The foregoing compensation table does not include certain fringe benefits made available on a nondiscriminatory basis to all Company employees such as group health insurance, dental insurance, long-term disability insurance, vacation and sick leave. In addition, the Company makes available certain non-monetary benefits to its executive officers with a view to acquiring and retaining qualified personnel and facilitating job performance. The Company considers such benefits to be ordinary and incidental business costs and expenses. The aggregate value of such benefits in the case of each executive officer listed in the above table, which cannot be precisely ascertained but which is less than 10% of the cash compensation paid to each such executive officer, is not included in such table.

Option/SAR Grants

         No options were granted during the fiscal years ended December 31, 2008 and 2007.

Aggregated Option/SAR Exercises in Last Fiscal Year

         No options were exercised during the fiscal years ended December 31, 2008 and 2007.

                              Director Compensation

         The following table sets forth the compensation, if any, paid by the Company to those directors who served on the Company's Board of Directors, during the year ended December 31, 2007 and 2008. Note: This table excludes any compensation paid for services as an officer.


                                             Director's Compensation

                         Fees                                      Non-Equity
                      Earned or                                    Incentive        Nonqualified
                       Paid in        Stock         Options           Plan            Deferred         All Other
Name                     Cash         Awards        Awards        Compensation      Compensation     Compensation

Hugh G. Robinson       $12,000        $0.00          $0.00           $0.00              $0.00            $0.00
James Mandel           $12,000        $0.00          $0.00           $0.00              $0.00            $0.00

         Employment Agreements

         The Company does not have any employment agreements in place with its officers at this time.

Compensation Pursuant to Plans

         The Company currently maintains no stock option plan or long-term incentive plan at this time.

Compensation Committee Interlocks and Insider Participation

         The Company does not have a compensation committee; all decisions on the compensation of executive officers of the Company are made by the full board of directors.


         Security Ownership of Certain Beneficial Owners and Management

Beneficial Ownership

         The following table sets forth certain information regarding the beneficial ownership of outstanding shares of Common Stock as of December 31, 2008, by (a) each person known by the Company to own beneficially 5% or more of the outstanding shares of Common Stock, (b) the Company's Directors, Chief Executive Officer and executive officers whose total compensation exceeded $100,000 for the last fiscal year, and (c) all directors and executive officers of the Company as a group.


                                          Shares of Common                       Shares of
                                               Stock               (6)           Convertible      Percentage
                                            Beneficially       Percentage     Preferred Stock  of Convertible
                                               Owned        of Common Stock Beneficially Owned Preferred Stock
Named Executive Officers and Directors
----------------------------------------- ---------------- ---------------- ------------------ ---------------
Philip M. Verges (1)(5)                       23,000,000          7.7%               --               --
Philip J. Rauch (2)                            1,000,000          0.0%               --               --
Bruce Noller (3)                                 500,000          0.0%               --               --
----------------------------------------- ---------------- ---------------- ------------------ ---------------
All current Officers and Directors            24,500,000         7.7%
----------------------------------------- ---------------- ---------------- ------------------ ---------------
VergeTech, Inc. (4)(5)                        23,000,000         7.7%               --               --
----------------------------------------- ---------------- ---------------- ------------------ ---------------

     (1) Mr. Verges's address is c/o NewMarket Technology, Inc., 14860 Montfort Drive, Suite 210, Dallas, Texas 75254.
     (2) Mr. Rauch's address is c/o NewMarket Technology, Inc., 14860 Montfort Drive, Suite 210, Dallas, Texas 75254.
     (3) Mr. Noller's address is c/o NewMarket Technology, Inc., 14860 Montfort Drive, Suite 210, Dallas, Texas 75254.
     (4) VergeTech, Inc.'s address is 14860 Montfort Drive, Suite 210, Dallas, Texas 75254.
     (5) Mr. Verges as the sole director and officer and a substantial stockholder of VergeTech is deemed be the beneficial owner of VergeTech's shares.
     (6) Based on 239,968,620 shares of common stock issued and outstanding on December 31, 2008.

 ES Horizons, Inc. (the "Majority Shareholder") is the holder of Series K Super Majority Voting Preferred Stock which allows Series K shares to always vote equal to 51% of the common shares of the total issued and outstanding stock of NewMarket Technology, Inc., a Nevada corporation (the "Company"), which for purposes of this Informqation Statement is deemed to be 287,665,241 common shares The Majority Shareholder has adopted the following resolutions by written consent in lieu of a meeting pursuant to the Nevada Revised Statutes.

                              SHAREHOLDER PROPOSALS

     Any proposal that a shareholder intends to present at the Company's 2009 Annual Meeting should be received at the Company's principal executive office no later than July 30, 2009. Any such proposal must comply with Rule 14c-8 of Regulation 14C of the proxy rules of the Securities and Exchange Commission. Shareholder proposals should be addressed to the Secretary of the Company.

                        BOARD RECOMMENDATION OF PROPOSALS

         The Board of Directors of the Company voted unanimously to implement the Proposed Amendments. The Board of Directors believes that the Amendments will serve the Company's current business. The Company is not expected to experience any tax consequence as a result of the Amendments.

                                  OTHER MATTERS

         The Board of Directors of the Company is not aware that any matter other than those described in this Information Statement has been presented for the consent of the shareholders.

         UPON WRITTEN REQUEST BY ANY SHAREHOLDER TO PHILIP VERGES, PRESIDENT OF THE COMPANY, AT NEWMARKET TECHNOLOGY, INC., 14860 MONTFORT DRIVE, SUITE 210, DALLAS, TEXAS, TELEPHONE (972) 386-3372. A COPY OF THE COMPANY'S ANNUAL REPORT ON FORM 10-K WILL BE PROVIDED WITHOUT CHARGE.

                                             NEWMARKET TECHNOLOGY, INC.


                                             By: /s/ Philip J. Rauch
                                                 -------------------------------
                                                 Philip J. Rauch, CFO

                                     BALLOT
                           NEWMARKET TECHNOLOGY, INC.

                                   _______, 2009

     I wish to register my vote as follows:

     1. To authorize a reverse split of the common stock issued and outstanding on a one new share for twenty old shares basis. Fractional shares will be rounded up to the next whole share. (Requires an amendment to the Articles of Incorporation.)

[_] FOR                           [_] AGAINST                       [_] WITHHOLD


THIS BALLOT VOTE WILL BE RECORDED AS DIRECTED, OR, IF NO DIRECTION IS INDICATED, WILL BE VOTED "FOR" THE STATED PROPOSALS.


Number of shares owned ________________



-------------------------------------       ------------------------------------
Signature of Stockholder                             Signature if held jointly

Printed name: ________________________    Printed name: ________________________

Address: ______________________________

         --------------------------------

                                         Dated: __________________________, 2009

IMPORTANT: If shares are jointly owned, both owners should sign. If signing as attorney, executor, administrator, trustee, guardian or other person signing in a representative capacity, please give your full title as such. If a corporation, please sign in full corporate name by President or other authorized officer. If a partnership, please sign in partnership name by authorized person.







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